UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 30, 2003

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
 (Address of principal executive offices) (Zip Code)

(301) 581-0600
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits

	Exhibit No.	Description of Exhibit

	99.1	Coventry Health Care, Inc.’s press release dated October 30, 2003 containing financial results for the quarter ended September 30, 2003 (furnished pursuant to filing guidance contained in SEC Release 33-8176).

ITEM 12. REGULATION FD DISCLOSURE

     On October 30, 2003, Coventry Health Care, Inc. issued a news release regarding its results of operations for the quarter ended September 30, 2003 and its financial condition as of the period then ended. A copy of the news release is furnished herewith as Exhibit 99.1 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in the Company’s filings under the Securities Exchange Act of 1933.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Dale B. Wolf

Dale B. Wolf
Executive Vice President, Chief Financial Officer and Treasurer

Dated: October 30, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Coventry Health Care, Inc.’s press release dated October 30, 2003 containing financial results for the quarter ended September 30, 2003 (furnished pursuant to filing guidance contained in SEC Release 33-8176).